                                                                    Exhibit 10.9



                            STOCK PURCHASE AGREEMENT


         This Agreement, dated as of July __, 1995, is entered into by and among Art Technology Group, Inc., a Massachusetts corporation with an address at 300 Massachusetts Avenue, Boston, MA 02115 (the "Company"), and Madanjeet Singh, an individual residing at 57 Quai de Grenelle, Paris, France 75015, and B.U. Chung, an individual residing at Route 7, Overlook Road, Barrington Hills, IL 60010 (the "Purchasers")

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       AUTHORIZATION AND SALE OF SHARES.

                  1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance to the Purchasers, pursuant to the terms of this Agreement, of an aggregate of 130,000 shares of its Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Stock"), having the rights, restrictions, privileges and preferences set forth in the Articles of Amendment attached hereto as EXHIBIT A (the "Articles of Amendment"). The Company has, or before the Closing will have, adopted and filed the Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts.

                  1.2 SALE OF SHARES. The Company hereby sells and issues to each of the Purchasers, and each of the Purchasers hereby purchases, 65,000 shares of Series A Stock for a purchase price of $3.85 per share. The shares of Series A Stock being sold under this Agreement are referred to as the "Shares". The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale.

         2. THE CLOSING. Concurrently with the execution and delivery of this Agreement, the Company is delivering to each of the Purchasers a certificate for the number of Shares being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check, cancellation of indebtedness or other method acceptable to the Company.

         3. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to each of the Purchasers as follows:

                  3.1 CAPITALIZATION. The authorized capital stock of the Company (immediately prior to the sale of the Shares) consists of 1,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of which 525,000 shares are issued and outstanding, and 2,000,000 shares of Preferred Stock, $.01 par value per share, of which 130,000 shares have been designated as Series A Stock, none of which shares are issued or outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement, no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding.

                  3.2 ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, have been duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares, when issued, sold and delivered against payment there for in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

                  3.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

         4. INVESTMENT REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers severally represents and warrants to the Company as follows:

                  (a) Such Purchaser is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) Such Purchaser has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) Such Purchaser has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) Such Purchaser can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) Such Purchaser understands that (i) the Shares and the shares of Common Stock issuable upon conversion of the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares and the shares of Common Stock issuable upon conversion of the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least two years and even then will not be available unless a public market then exists for the Shares or the shares of Common Stock issuable upon conversion of the Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares or the shares of Common Stock issuable upon conversion of the Shares under the Securities Act.

                  (f) A legend substantially in the following form will be placed on the certificate representing the Shares and the shares of Common Stock issuable upon conversion of the Shares:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

         5.       MISCELLANEOUS.

                  5.1 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  5.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  5.3 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  5.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts in the United States, without reference to conflict of laws principles.


                                                     ART TECHNOLOGY GROUP, INC.

                                                     By:     /S/ JEET SINGH
                                                        ----------------------
                                                     Title:  PRESIDENT/CEO
                                                           -------------------
                                                      /S/ MADANJEET SINGH
                                                     -------------------------
                                                     Madanjeet Singh

                                                      /S/ B.U. CHUNG
                                                     -------------------------
                                                     B.U. Chung

                                                                       EXHIBIT A

                        THE COMMONWEALTH OF MASSACHUSETTS

------------     OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner                  MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                              ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72


            We       Mahendrajeet Singh                       , President and
                     Mahendrajeet Singh                                Clerk of

                     Art Technology Group, Inc.
            -------------------------------------------------------------------
                           (EXACT Name of Corporation)

            located at:  300 Massachusetts Avenue, Boston, Massachusetts 02115
            -------------------------------------------------------------------
                     (MASSACHUSETTS Address of Corporation)

            do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED: 3 AND 4
                               -----------

            -------------------------------------------------------------------
            (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

---------   of the Articles of Organization were duly adopted by written
Name        consent dated June 30, 1995, by vote of:
Approved
            525,000 shares of Common Stock out of 525,000 shares outstanding,
            --------         -------------        -------
                              type, class & series, (if any)

                    shares of              out of          shares outstanding,
            --------          -------------       --------
                              type, class & series, (if any)

                    shares of              out of          shares outstanding,
            --------          -------------       --------
                              type, class & series, (if any)

            CROSS OUT          being at least a majority of each type, class or
            IN APPLI-          series outstanding and entitled to vote thereo:1
     / /    CABLE CLAUSE
P    / /
M    / /    1      For amendments adopted pursuant to Chapter 156B, Section 70.
R.A. / /    2      For amendments adopted pursuant to Chapter 156B, Section 71.

------------       Note: If the space provided under any Amendment or item on
P.C.               this form is sufficient, additions shall be set forth on
                   separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:



    WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
-----------------------------------------------------------------------------------
  TYPE       NUMBER OF SHARES        TYPE       NUMBER OF SHARES      PAR VALUE
-----------------------------------------------------------------------------------
COMMON:                             COMMON:        1,000,000             $.01
-----------------------------------------------------------------------------------
PREFERRED:                          PREFERRED:
-----------------------------------------------------------------------------------


CHANGE the total authorized to:



    WITHOUT PAR VALUE STOCKS                WITH PAR VALUE STOCKS
-----------------------------------------------------------------------------------
  TYPE       NUMBER OF SHARES        TYPE       NUMBER OF SHARES      PAR VALUE
-----------------------------------------------------------------------------------
COMMON:                             COMMON:         2,000,000            $.01
-----------------------------------------------------------------------------------
PREFERRED:                          PREFERRED:      1,000,000            $.01
-----------------------------------------------------------------------------------


1. Article IV of the Articles of Organization is amended to read in its entirety as follows:


                 See Continuation Sheets 1A-12A attached hereto.
















The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:
Upon Filing.
------------


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed
our names this            day of July, in the year 1995.


    /S/  MAHENDRAJEET SINGH                                           President
---------------------------------------------------------------------
Mahendrajeet Singh

    /S/  MAHENDRAJEET SINGH                                               Clerk
-------------------------------------------------------------------------
Mahendrajeet Singh

                        THE COMMONWEALTH OF MASSACHUSETTS



                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------


                    I hereby approve the within articles of
               amendment and, in the filing fee in the amount of
          $        having been paid, said articles are deemed to have
           been filed with me this           day of          , 19  .





                               MICHAEL J. CONNOLLY

                               SECRETARY OF STATE














         TO BE FILED IN BY CORPORATION

         PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


TO:      David A. Westenberg, Esq.
         Hale and Dorr
         60 State Street
         Boston, MA  02109
         Telephone:  (617) 526-6000

                              CONTINUATION SHEET 1A


ARTICLE IV. If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established with any class.

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available there for as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the

                              CONTINUATION SHEET 2A


creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by Chapter 156B of the Massachusetts General Laws. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.       SERIES A CONVERTIBLE PREFERRED STOCK.

         One Hundred Thirty Thousand (130,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.       DIVIDENDS.

                  (a) The holders of shares of Series A Preferred Stock shall be entitled to receive dividends of $.1925 per share per annum (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), payable when and as declared by the Board of Directors of the Corporation. The right to receive dividends on Series A Preferred Stock shall be noncumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared on the Series A Preferred Stock in any prior year.

                  (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock then outstanding shall have first received a distribution at the rate specified in paragraph (a) of this Section 1.

                              CONTINUATION SHEET 3A


                  (c) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $3.85 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the

                             CONTINUATION SHEET 4A


Series A Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) A consolidation or merger of the Corporation with or into another corporation or entity, or a sale of all or substantially all of the assets of the Corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

         3.       VOTING.

                  (a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) below or by the provisions establishing any other series of Series Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock, and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock.

         4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                              CONTINUATION SHEET 5A


                  (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $3.85 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $3.85. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 6 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

                  (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

                  (c) MECHANICS OF CONVERSION.

                           (i) In order for a holder of Series A Preferred Stock
to convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The

                              CONTINUATION SHEET 6A


Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                           (ii) The Corporation shall at all times when the
Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                           (iii) Upon any such conversion, no adjustment to the
Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                           (iv) All shares of Series A Preferred Stock which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange there for and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

                           (v) The Corporation shall pay any and all issue and
other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to

                              CONTINUATION SHEET 7A


the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (d) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall, at any time or from time to time after the date on which a share of Series A Preferred Stock was first issued (the "Original Issue Date"), effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (e) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred

                              CONTINUATION SHEET 8A


Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

                  (f) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

                  (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (h) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the

                              CONTINUATION SHEET 9A


sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

                  (i) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                  (j) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock.

                             CONTINUATION SHEET 10A


                  (k)      NOTICE OF RECORD DATE.  In the event:

                           (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                           (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                           (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                           (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

                             CONTINUATION SHEET 11A


         5.       MANDATORY CONVERSION.

                  (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $3.85 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $7,500,000 of gross proceeds to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock, and all provisions included under the caption "Series A Convertible Preferred Stock", and all references to the Series A Preferred Stock, shall be deleted and shall be of no further force or effect.

                  (b) All holders of record of shares of Series A Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or

                             CONTINUATION SHEET 12A



certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

                  (c) All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock accordingly.